                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the references to our firm under the captions "Change in Accountants" and "Selected Historical and Pro Forma Financial Data" in this registration statement on Form S-1.

                                    /s/ Hansen, Jergenson, Nergaard & Co. L.L.P.

Minneapolis, Minnesota
February 12, 1999

                                       S-2